ARTHUR ANDERSON LLP


                                                            Exhibit 23




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement of our report dated March 14, 1995 included in Newmont Mining Corporation's Form 10-K for the year ended December 31, 1994.



                              ARTHUR ANDERSEN LLP

Denver, Colorado,
September 6, 1995.